NETLease Corporate Real Estate ETF
Schedule of Investments
November 30, 2022 (Unaudited)
Shares		Security Description	Value
		COMMON STOCKS - 99.8%
		Finance and Insurance - 9.2%
42,891		Innovative Industrial Properties, Inc.	$5,198,818
96,300		Spirit Realty Capital, Inc.	3,988,746
			9,187,564
		Real Estate and Rental and Leasing - 90.6% (a)
52,230		Agree Realty Corporation	3,653,489
30,448		Alpine Income Property Trust, Inc.	579,121
205,526		Broadstone Net Lease, Inc.	3,487,776
90,453		EPR Properties	3,763,749
173,756		Essential Properties Realty Trust, Inc.	4,032,877
128,008		Four Corners Property Trust, Inc.	3,474,137
71,308		Gaming and Leisure Properties, Inc.	3,751,514
110,260		Getty Realty Corporation	3,640,785
109,590		Gladstone Commercial Corporation	2,081,114
256,861		Global Net Lease, Inc.	3,475,329
162,079		Industrial Logistics Properties Trust	659,662
391,032		LXP Industrial Trust	4,207,504
175,223		National Retail Properties, Inc.	8,123,338
166,255		NETSTREIT Corporation	3,246,960
52,958		One Liberty Properties, Inc.	1,262,519
231,802		Postal Realty Trust, Inc. - Class A	3,590,613
115,224		Realty Income Corporation	7,267,178
51,355		Safehold, Inc.	1,516,000
127,724		STAG Industrial, Inc.	4,203,397
291,620		STORE Capital Corporation	9,302,678
238,485		VICI Properties, Inc.	8,156,187
93,644		W.P. Carey, Inc.	7,379,147
			90,855,074
		TOTAL COMMON STOCKS (Cost $112,441,618)	100,042,638

		SHORT-TERM INVESTMENTS - 0.1%
94,897		First American Government Obligations Fund - Class X, 3.67% (b)	94,897
		TOTAL SHORT-TERM INVESTMENTS (Cost $94,897)	94,897

		TOTAL INVESTMENTS - 99.9% (Cost $112,536,515)	100,137,535
		Other Assets in Excess of Liabilities - 0.1%	69,978
		NET ASSETS - 100.0%	$100,207,513

		Percentages are stated as a percent of net assets.
	(a)
The Fund’s Index, and consequently the Fund, is expected to concentrate its investments (i.e. hold more than 25% of its total assets) in real estate companies. The value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.

	(b)	Rate shown is the annualized seven-day yield as of November 30, 2022.

Summary of Fair Value Disclosure at November 30, 2022 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted  in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2022:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$100,042,638	$-	$-	$100,042,638
Short-Term Investments	94,897	-	-	94,897
Total Investments in Securities	$100,137,535	$-	$-	$100,137,535
^ See Schedule of Investments for breakout of investments by sector classification.
For the period ended November 30, 2022, the Fund did not recognize any transfers in to or from Level 3.